Service Measures Update
May 16, 2011

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Forward-Looking Statements
This information and other statements by the company may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, volumes, rates, cost-savings, expenses, taxes, liquidity, capital expenditures, share repurchases, dividends or other financial items, statements of management’s plans, strategies and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved, statements concerning proposed new services, and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as
“believe,” “expect,” “anticipate,” “project,” “estimate,” “preliminary” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-
looking statement. If the company updates any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.
Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others; (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic, political or business conditions, including those affecting the transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting the company; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting economic and business conditions.
Other important assumptions and factors that could cause actual results to differ materially from those in the forward-
looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

On-Time Originations

60%
61%
60%
64%
71%
71%
72%
Wk 13
Wk 14
Wk 15
Wk 16
Wk 17
Wk 18
Wk 19

On-Time Arrivals

51%
52%
51%
51%
58%
59%
63%
Wk 13
Wk 14
Wk 15
Wk 16
Wk 17
Wk 18
Wk 19

How tomorrow moves

3

Weekly
2010 Full
Year Average
Q1 2011
Average
Weekly
2010 Full
Year Average
Q1 2011
Average
On-time performance showing improvement

Train Velocity (mph)
19.4
19.5
19.6
19.5
19.6
19.7
20.2
Wk 13
Wk 14
Wk 15
Wk 16
Wk 17
Wk 18
Wk 19

Terminal Dwell (hours)
27.1
27.3
27.3
27.1
26.4
25.5
25.3
Wk 13
Wk 14
Wk 15
Wk 16
Wk 17
Wk 18
Wk 19

How tomorrow moves

4

Weekly
2010 Full
Year Average
Q1 2011
Average
Weekly
2010 Full
Year Average
Q1 2011
Average
Velocity and terminal dwell also improving